UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K
                            CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) December 27, 2006


                         Seaboard Corporation
        (Exact name of registrant as specified in its charter)


      Delaware                          1-3390                 04-2260388
(State or other jurisdiction of      (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)


9000 W. 67th Street, Shawnee Mission, Kansas                66202
  (Address of principal executive offices)               (Zip Code)


 (Registrant's telephone number, including area code)    (913) 676-8800


                            Not Applicable
    (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-120 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events

On December 29, 2006, Registrant issued a press release announcing the repurchase of equity interest in Seaboard Foods LP. The full text of this press release is included as exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

     Registrant hereby furnishes the following exhibit pursuant to Item
     8.01:

     99.1 Press release of Seaboard Corporation dated December 29, 2006 announcing the repurchase of equity interest in Seaboard Foods LP.

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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           DATE:  December 29, 2006

                           Seaboard Corporation

                           by: /s/ Robert L. Steer
                               Robert L. Steer, Senior Vice President,
                               Chief Financial Officer

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